Exhibit 99.1

AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION
OF
CRITICAL CARE SYSTEMS INTERNATIONAL, INC.

THE UNDERSIGNED, being a natural person for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

(A)                           The name of the corporation is Critical Care Systems International, Inc. (the “Corporation”).

(B)                             The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on [         ] [  ], 2006.

(C)                             On [           ] the Corporation and certain of its affiliates filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No [           ]). This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 245 and 303 of the DGCL, pursuant to the authority granted to the Corporation under Section 303 of the DGCL to put into effect and carry out the Prepackaged Joint Plan of Reorganization pursuant to the Bankruptcy Code (the “Plan”), as confirmed on [                   ] by order (the “Order”) of the Bankruptcy Court. Provision for the making of this Amended and Restated Certificate of Incorporation is contained in the Order of the Bankruptcy Court having jurisdiction under the Bankruptcy Code for the reorganization of the Corporation.

(D)                            The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

FIRST:  The name of the Corporation is Critical Care Systems International, Inc.

SECOND:  The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Services Company.

THIRD:  The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:  Stock.

Section 1. Common Stock. The total number of shares of capital stock, which shall be designated as Common Stock, that the Corporation shall have authority to issue is [      ], [  ] par value (“Common Stock”).

Section 2. Preferred Stock. Subject to any supermajority approval of the stockholders and directors required by the Corporation’s By-laws, the Board of Directors is authorized to provide for the issuance of  [    ] shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof (the “Preferred Stock”). The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, determination of the following:

1                                      The number of shares constituting that series and the distinctive designation of that series;

2                                      The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

3                                      Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4                                      Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

5                                      Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6                                      Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7                                      The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

8                                      Any other relative rights, preferences and limitations of that series.

Section 3. Voting Rights. Each share of Common Stock shall be entitled to one vote per share, in person or by proxy, on all matters submitted to a vote of the stockholders of the Corporation. Except as otherwise required in this Restated Certificate of Incorporation, the Corporation’s By-laws or by applicable law, each registered holder of Common Stock shall be entitled to vote for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

Section 4. Dividends and Distributions. The holders of shares of the Corporation shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

Section 5. Preemptive Rights.

(a)                         The Corporation shall not Issue any Securities to any Person unless the Corporation shall have given written notice to each stockholder stating the Corporation’s intention to Issue such Securities (the “Offered Securities”) and the terms upon which it intends to make such Issue (the “Offer”). Thereafter, each stockholder shall have a first option to purchase, in whole or in part, its Percentage Entitlement of the Offered Securities at the price and on the terms and conditions specified in the Offer. The right to purchase Offered Securities pursuant to this Section 5(a) shall be exercised by such stockholder by giving, within 21 Business Days after delivery of such notice by the Corporation, a counter-notice, which counter-notice shall state that the stockholder giving such counter-notice desires to purchase a specified portion of the Offered Securities up to its Percentage Entitlement.

(b)                        In the event that one or more of the stockholders fails to exercise its option under Section 5(a) to purchase its full Percentage Entitlement of the Offered Securities, the Corporation shall give written notice to the stockholders who are exercising their option under Section 5(a) to purchase their full Percentage Entitlement (the “Purchasing Stockholders”) stating the amount of Offered Securities not agreed to be purchased pursuant to Section 5(a) (the “Remaining Offered Securities”). Each Purchasing Stockholder shall have the right, prior to any other Person but in common with each other Purchasing Stockholder, to purchase all or any portion of the Remaining Offered Securities. If more than one Purchasing Stockholder exercises its option under this Section 5(b), each such Purchasing Stockholder shall be entitled to purchase, together with such other Purchasing Stockholders, a pro rata amount of the Remaining Offered Securities. The right to purchase the Remaining Offered Securities pursuant to this Section 5(b) shall be exercised by such Purchasing Stockholder by giving, within 10 Business Days after the Corporation’s notice pursuant to this Section 5(b), a counter-notice to the Corporation stating that the Purchasing Stockholder desires to purchase a specified portion of the Remaining Offered Securities up to its pro rata share thereof.

(c)                         Each stockholder electing pursuant to Section 5(a) to purchase a portion of the Offered Securities and, if applicable, electing pursuant to Section 5(b) to purchase a portion of the Remaining Offered Securities shall be obligated to purchase such Offered Securities and such Remaining Offered Securities (if applicable), and the Corporation shall be obligated to sell such Offered Securities and such Remaining Offered Securities (if applicable), at the price and on the terms and conditions contained in such Offer, except that (i) the closing date of such purchase and sale shall take place within 30 Business Days after the final date to give the counter-notice under Section 5(a) or, if applicable, under Section 5(b), and (ii) in the event that all or any part of the purchase price stated in the Offer is not payable in cash, the stockholder giving the applicable counter-notice may make payment in cash in an amount at least equal to the fair market value of the non-cash consideration of such Offer.

(d)                        If the stockholders fail to elect to purchase, or to consummate the purchase of, all the Offered Securities and Remaining Offered Securities, the Corporation may thereafter Issue to any other Person or Persons that amount of Offered Securities or Remaining Offered Securities not purchased pursuant to the terms hereof and specified in such Offer at the price and on the terms and conditions contained in such Offer. In the event that the Corporation does not so consummate the Issue of the Offered Securities or the Remaining Offered Securities within 75 Business Days after the expiration of the final applicable counter-notice period, the Corporation shall not thereafter Issue any Securities, without first again offering such Securities to the stockholders in the manner provided in this Section 5.

(e)                         The provisions of this Section 5 shall not apply to the Issue: (i) of any dividends of Common Stock; (ii) of any Securities to directors, officers, employees or consultants of the Corporation pursuant to any stock option, stock purchase or stock bonus plan that is contemplated by the Plan or approved by the Board of Directors; (iii) of any Securities in consideration of the acquisition

(whether by merger or otherwise) by the Corporation or any of its subsidiaries of all or substantially all of the stock or assets of any other Person; and (iv) of shares of Common Stock pursuant to any Qualified Initial Public Offering.

(f)                           The rights of each stockholder under this Section 5 (i) may be waived with respect to any proposed Issue of Securities by the holders of 62.5% of the shares of Common Stock then outstanding and (ii) shall terminate upon the consummation of a Qualified Initial Public Offering.

(g)                        For purposes of this Section 5, the terms:

“Business Day” means any day other than a day on which banking institutions in New York, New York are permitted or required by law to remain closed.

“Issue” means, with respect to any Securities, any issue, sale, transfer, pledge, mortgage, assignment or other disposition of such Securities by the Corporation or any commitment or agreement to effect any of the foregoing.

“Percentage Entitlement”, with respect to any Common Stockholder, means a fraction, the numerator of which is the number of shares of Common Stock held of record by such stockholder and the denominator of which is the aggregate number of all shares of Common Stock then issued and outstanding.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

“Qualified Initial Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the issuance, offer and sale of shares of Common Stock by the Corporation but only if (i) the number of shares of Common Stock to be issued, offered and sold by the Corporation in such public offering is equal to or greater than 30% of the number of shares of Common Stock then issued and outstanding, after giving effect to such public offering and (ii) each of the underwriters participating in such public offering shall be obligated to buy on a “firm commitment” basis all shares of Common Stock that such underwriters shall have agreed to distribute.

“Securities” means any shares of any class of the capital stock of the Corporation or any option, warrant, convertible or exchangeable security or other right to acquire, convert into or exchange for, any such capital stock.

Section 6. Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of shares of the Corporation shall be entitled to receive the assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Corporation held by each of them.

Section 7. Nonvoting Equity Securities. The Corporation shall not issue any nonvoting equity securities to the extent prohibited by section 1123(a)(6) of Title 11 of the United States Code as in effect on the date of the filing of this Restated Certificate of Incorporation with the Secretary of State of the State of Delaware; provided, however, that this Section 7 of Article FOURTH (i) will have no further force and effect beyond that required under section 1123(a)(6) of the Bankruptcy Code, (ii) will have such force and effect, if any, only for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applicable to the Corporation, and (iii) in all events may be amended or eliminated as permitted by applicable law as from time to time may be in effect.

FIFTH:  The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation; and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

SIXTH:  The ability of the stockholders to take action by written consent as set forth in the By-laws shall be subject to (i) the prior authorization by an affirmative vote of the Board of Directors of the Corporation authorizing such matter or matters to be the subject of an action by written consent of the stockholders, and such authorization not being revoked prior to such action becoming effective (except in the case of action by stockholder consent to elect or to remove a director, for which no such prior authorization by the Board of Directors shall be required) and (ii) compliance with any applicable provisions of the Stockholders’ Agreement by and between the Corporation and the holders named therein. Prior to any such action being taken by written consent of the stockholders, all stockholders who do not so consent in writing shall receive notice of such action at least 5 Business Days prior to the effective date of such action.

SEVENTH:  (1)  The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities and other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(2)  No person shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; provided, however, that to the extent required from time to time by applicable law, the foregoing shall not eliminate or limit the liability of a director (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts of omissions of such director occurring prior to the effective date of such amendment or repeal.

EIGHTH:  Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed as of the [  ] day of [             ] 2006.

By
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